EXHIBIT 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Marlette Funding, LLC 1523 Concord Pike, Suite 201 Wilmington, Delaware 19803

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Marlette Funding, LLC (the “Company”) and Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities, Inc. and Morgan Stanley & Co. LLC (collectively, the “Initial Purchasers” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of unsecured consumer loans in conjunction with the proposed offering of Marlette Funding Trust 2018-3, Series 2018-3 Asset-Backed Notes.

The Company is responsible for the information provided to us, including the information set forth in the Statistical Loan File (as defined herein).  The sufficiency of these procedures described below is solely the responsibility of the Specified Parties of this report.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On June 25, 2018, representatives of the Company provided us with a computer-generated unsecured consumer loan data file containing data, as represented to us by the Company, as of June 17, 2018, with respect to 48,878 unsecured consumer loans (the “Statistical Loan File”).  At your instruction, we randomly selected 130 unsecured consumer loans (the “Sample Loans”) from the Statistical Loan File using the following criteria provided to us by the Company:

(i)	50 unsecured consumer loans with a seller identified as “Seller #1” and “Base” on the Statistical Loan File;
(ii)	3 unsecured consumer loans with a seller identified as “Seller #1” and “Reserve” on the Statistical Loan File;
(iii)	8 unsecured consumer loans with a seller identified as “Seller #1” and “Upsize” on the Statistical Loan File;

(iv)	10 unsecured consumer loans with a seller identified as “Seller #2” and “Base” on the Statistical Loan File;
(v)	1 unsecured consumer loans with a seller identified as “Seller #2” and “Reserve” on the Statistical Loan File;
(vi)	2 unsecured consumer loans with a seller identified as “Seller #2” and “Upsize” on the Statistical Loan File;

(vii)	5 unsecured consumer loans with a seller identified as “Seller #3” and “Base” on the Statistical Loan File;
(viii)	1 unsecured consumer loan with a seller identified as “Seller #3” and “Reserve” on the Statistical Loan File;
(ix)	2 unsecured consumer loans with a seller identified as “Seller #3” and “Upsize” on the Statistical Loan File;

(x)	5 unsecured consumer loans with a seller identified as “Seller #4” and “Base” on the Statistical Loan File;
(xi)	1 unsecured consumer loan with a seller identified as “Seller #4” and “Reserve” on the Statistical Loan File;

(xii)	2 unsecured consumer loans with a seller identified as “Seller #4” and “Upsize” on the Statistical Loan File;

(xiii)	5 unsecured consumer loans with a seller identified as “Seller #5” and “Base” on the Statistical Loan File;
(xiv)	1 unsecured consumer loans with a seller identified as “Seller #5” and “Reserve” on the Statistical Loan File;
(xv)	2 unsecured consumer loans with a seller identified as “Seller #5” and “Upsize” on the Statistical Loan File;

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(xvi)	10 unsecured consumer loans with a seller identified as “Seller #6” and “Base” on the Statistical Loan File;
(xvii)	1 unsecured consumer loans with a seller identified as “Seller #6” and “Reserve” on the Statistical Loan File.
(xviii)	2 unsecured consumer loans with a seller identified as “Seller #6” and “Upsize” on the Statistical Loan File;

(xix)	15 unsecured consumer loans with a seller identified as “Seller #7” and “Base” on the Statistical Loan File;
(xx)	2 unsecured consumer loans with a seller identified as “Seller #7” and “Reserve” on the Statistical Loan File;
(xxi)	2 unsecured consumer loans with a seller identified as “Seller #7” and “Upsize” on the Statistical Loan File;

At the instruction of the Company, we performed certain comparisons and recomputations for each of the Sample Loans relating to the unsecured consumer loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

Characteristics
1. Loan number (for informational purpose only)
2. Origination date
3. Original principal balance
4. Loan term
5. Annual percentage rate (APR)
6. Borrower rate
7. Scheduled monthly payment amount
8. Loan status
9. Original FICO score 10. Current principal balance 11. Loan grade 12. Borrower stated income 13. State of residence 14. Number of payments made 15. Remaining number of payments

We compared Characteristics 2. through 5. to the corresponding information set forth on or derived from the “Truth in Lending Agreement”; Characteristics 6. through 8. to screen shots from the Company’s servicing system (the “Servicing System Screen Shots”); Characteristic 9. to the “Credit Report”; Characteristic 10. to an electronic data file, prepared, created and delivered by the Company, from the Company’s servicing system as of the close of business June 17, 2018 (the “Current Principal Balance Query”) or Servicing System Screen Shots; and Characteristics 11. through 13. to screen shots from the Company’s origination system (the “Origination System Screen Shots”).
With respect to Characteristic 14., we recalculated the number of payments made by subtracting (i) the remaining term (as set forth on or derived from the Servicing System Screen Shots) from (ii) the loan term (as set forth on the Truth in Lending Agreement). We compared such recomputed information to the corresponding information set forth on the Statistical Loan File.
With respect to Characteristic 15., we recalculated the remaining number of payments by subtracting (i) the number of payments made (as determined above) from (ii) the loan term (as set forth on the Truth in Lending Agreement).  We compared such recomputed information to the corresponding information set forth on the Statistical Loan File.

Further, with respect to Characteristic 5., we recalculated the annual percentage rate using (i) the scheduled monthly payment amount (as set forth on the Servicing System Screen Shots), (ii) loan term and amount financed (each as set forth on the Truth in Lending Agreement) and (iii) certain methodologies provided to us by the Company.  We compared such recomputed information to the related annual percentage rate set forth on the Statistical Loan File.  At your instruction, for purposes of our comparison, differences of 0.01% or less are deemed to be “in agreement.”

The unsecured consumer loan documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents.  In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above mentioned Loan Documents, except as described in Appendix A.  Supplemental information is contained on Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the unsecured consumer loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the unsecured consumer loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

July 12, 2018

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated July 12, 2018.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	One difference for original FICO score.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated July 12, 2018

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Loan number	Characteristic	Characteristic set forth on Statistical Loan File	Characteristic set forth on the Credit Report

1	29803673	Original FICO score	757	760

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.